                                                                    EXHIBIT 99.1

                          LOAN AND SECURITY AGREEMENT

     This LOAN AND SECURITY AGREEMENT ("Loan Agreement") is made and entered into as of the ___ day of ___________, 2000, by and between FINANCIAL RESOURCES, L.C., a Florida limited liability company, with its principal office at 601 South Harbour Island Boulevard, Suite200, Tampa, Florida 33602 ("Lender") and FINANCIAL WEB.COM, INC, a Nevada corporation, with its principal office at 201 Park Place, Suite 321, Altamonte Springs, FL 32701 (the "Borrower").


                                 RECITALS
                                 --------

     Borrower has requested that Lender extend certain credit facilities to Borrower, consisting of a term loan in an aggregate principal amount up to ________________ ($_______ ) (the "Term Loan").

     Borrower anticipates filing a voluntary petition in bankruptcy, but will be unable to do so for several days. Borrower needs certain cash to operate its business until it is able to file its bankruptcy petition. Lender is willing to make the Term Loan to Borrower on a secured basis, and to undertake Borrower's Debtor-in-possession financing in bankruptcy, but it would be unwilling to make the Term Loan without the covenants herein contained.

     Lender is prepared to extend the Term Loan to Borrower subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:


                             ARTICLE I DEFINITIONS
                             ---------------------

     1.1    DEFINED TERMS.  In addition to terms defined elsewhere in this Loan
            -------------
Agreement, when used herein, the following terms shall have the following meanings:

     "ACCOUNT" means any right of Borrower, whether or not earned by
      -------
performance, to payment for goods or other property sold or leased or for services rendered that is not evidenced by an Instrument or Chattel Paper, including without limitation:

          (a) all presently owned and hereafter acquired receivables, including all open accounts, contract rights, Note, drafts, acceptances, rental receivables, installment payment obligations and other obligations for or rights to the payment of money created by Borrower, or acquired by Borrower from others;

          (b) all cash and non-cash proceeds thereof, and all contracts, documents, invoices and other instruments evidencing the same; and

          (c) all collateral security therefor (including guaranties, mortgages, or security interests) and all of Borrower's rights and remedies in connection with the Accounts or in connection with any property sold or leased which is represented thereby.

     "ACCOUNT DEBTOR" means the Person who is obligated on an Account.
      --------------

     "AUTHORIZED OFFICER" means any of the following officers of Borrower: Chief
      ------------------
Executive Officer - Kevin Leininger, President - Lyle Wickersham; Vice-President
- Susan Dempsey; or any other officer of Borrower designated from time to time in writing by Borrower's Board of Directors as an "Authorized Officer".

     "BANKING DAY" means that part of the day for dealings by and between banks,
      -----------
excluding Saturday, Sunday or a day in which commercial banks in Florida are authorized to close.

     "CHATTEL PAPER" means a writing or writings that evidence both a monetary
      -------------
obligation and a security interest in or a lease of specified goods.

     "COLLATERAL" has the meaning given to such term in Section 3.1.
      ----------

     "DAY" shall mean a calendar day, unless the context indicates otherwise.
      ---

     "DEFAULT RATE" shall mean the lesser of (i) the Prime Rate plus five and
      ------------
one-half percent (5.5%), or (ii) the highest rate of interest permitted from time to time by applicable law.

     "DOCUMENT" shall mean any now owned or hereafter acquired bill of lading,
      --------
dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document, whether negotiable or non-negotiable, that in the regular course of business of financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

     "DOLLARS" and "$" shall mean lawful money of the United States of America.
      -------       -

     "DUE DATE" shall mean the date any payment of principal or interest is due
      --------
and payable on the Loan or the Note.

     "EQUIPMENT" means all goods (other than Inventory) used or bought for use
      ---------
primarily in the business of Borrower, wherever located, including, but not limited to, machinery, furniture, furnishings, fixtures, leasehold improvements, computers, parts (including spare parts and repair parts) and tools, together with all fittings, accessories, accessions, additions, modifications, improvements, equipment and special tools now or hereafter affixed to any or any part of the foregoing or used in connection with any part of the foregoing and all replacements of any part thereof.

     "EVENT OF DEFAULT" means an event of default specified in Article VII of
      ----------------
this Loan Agreement.

     "FINANCING STATEMENT" means any financing statement permitted under the UCC
      -------------------
or any other state law for the purpose of perfecting or continuing the Security Interest.

     "GENERAL INTANGIBLES" means any personal property of Borrower (including
      -------------------
choses in action) other than goods, Accounts, Chattel Paper, Documents, Instruments and money, including without limitation, causes of action, trade names, trademarks, patents, source code, object code, software, and licenses.

     "INDEBTEDNESS" means all items of indebtedness, obligation, or liability,
      ------------
whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, including, but not limited to, principal, interest, costs, attorneys' fees (including in-house counsel fees), other fees, expenses and credit obligations.

     "INSTRUMENT" means a negotiable instrument or any other writing that
      ----------
evidences a right to payment of money and is not itself a security agreement or lease and is of a type that is in ordinary course of business transferred by delivery with any necessary endorsement or assignment.

     "INTEREST RATE" means the Prime Rate plus three percent (3%), except when
      -------------
the Default Rate is in effect, but in no event to exceed the maximum rate permitted by law.

     "INVENTORY" means all (a) goods, merchandise or personal property, wherever
      ---------
located, held for sale or lease by Borrower in the ordinary course of business or to be furnished under contracts of service, (b) raw materials, (c) work in process, (d) materials used or consumed in the Borrower's business, (e) materials or supplies used or usable in manufacturing or processing, (f) packaging and shipping materials, (g) inventory covered by a warehouse receipt, bill of lading or other negotiable or non-negotiable Document and (h) returned or repossessed merchandise, of Borrower.

     "LIEN" means any mortgage, pledge, security interest, encumbrance, lien, or
      ----
charge of any kind (including any agreement to give any of the foregoing, any conditional sales or other title retention agreements, or any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

     "LOAN AGREEMENT" means this Loan and Security Agreement, and all
      --------------
supplements, amendments, modifications or restatements hereof.

     "LOAN DOCUMENTS" means this Loan Agreement, the Note, and the Financing
      --------------
Statements, together with all other agreements, documents and instruments executed and delivered by Borrower to Lender in connection herewith.

     "LOAN" means the Term Loan, as the context permits or requires, and all
      ----
renewals, extensions, modifications or restatements thereof.

     "MATURITY DATE" means, except as otherwise provided upon the occurrence of
      -------------
an Event of Default, 21 days following the funding of the Term Loan. It is the intention of the parties that the Term Loan will be repaid from the proceeds of the Debtor-in-possession financing for Borrower in bankruptcy.

     "OBLIGATIONS" means all payment and performance duties, obligations and
      -----------
liabilities of any kind or nature of Borrower to Lender including, but not limited to, (a) the indebtedness evidenced by the Note together with all accrued but unpaid interest thereon, (b) all banking and loan fees, costs, expenses and attorneys' and paralegals' fees and expenses for which Borrower may be liable, and (c) all other payment and performance duties, obligations and liabilities of Borrower to Lender, however and whenever incurred, acquired or evidenced, whether primary or secondary, direct or indirect, absolute or contingent, sole or joint and several, or due or to become due, including without limitation, all such duties, obligations and liabilities of Borrower to Lender under and pursuant to this Loan Agreement, the Note or any of the other Loan Documents, and all renewals, extensions, modifications, amendments or replacements of any thereof. The term "Obligations" shall include and continue to include any Obligations which have been paid to Lender, which are subsequently required to be turned-over or returned to Borrower or any other Person for any reason.

     "PERSON" means any natural person, corporation, division of a corporation,
      ------
firm, partnership, association, trust, organization, Governmental Authority, or any other entity, whether acting in an individual, fiduciary, or other capacity.

     "PLACE OF BUSINESS" means any location in which Borrower undertakes its
      -----------------
business, all as set forth in Schedule 5.17 attached hereto.
                              -------------

     "PRIME RATE" means the interest rate announced from time to time by Bank of
      ----------
America as the Prime Rate (which rate is only a benchmark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary bank of Bank of America), with any change in the Prime Rate to be effective at 12:01 a.m. on the Day any such change in the Prime Rate is announced by Bank of America.

     "PRINCIPAL PLACE OF BUSINESS" means the principal place of business and the
      ---------------------------
headquarters of Borrower at which all of its Records are kept, currently at the address set forth in this preamble to this Loan Agreement.

     "PROCEEDS" means whatever is received upon the sale, exchange, collection
      --------
or other disposition of the Collateral, including without limitation, insurance proceeds.

     "RECORDS" means all books, correspondence, credit files, records, invoices
      -------
and other papers and documents at any time evidencing or relating to all or any part of the Collateral, including, without limitation, all tapes, cards, computer runs, computer programs and other papers and documents in the possession or control of Borrower or any computer bureau from time to time acting for Borrower, and all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance;

     "SECURITY DOCUMENTS" means this Loan Agreement, and all other agreements,
      ------------------
assignments, filings, financing statements, certificates of title, notices, returns and other security instruments and records, however described or denominated, now or hereafter created or existing, pledging or evidencing any pledge of any property or assets, however described, to secure any or all of the Obligations.

     "SECURITY INTEREST" means the security interest in the Collateral granted
      -----------------
by Borrower to Lender pursuant to Section 3.1.

     "TERM COMMITMENT" means up to the maximum principal amount of $160,000.00
      ---------------
subject, however, to the terms and conditions hereof.

     "TERM LOAN" has the meaning given to such term in the Recitals hereto.
      ---------

     "TERM NOTE" means the Term Promissory Note of even date herewith in the
      ---------
face amount of $_______.00 executed by Borrower in favor of Lender, and all allonges thereto, and all renewals, extensions, modifications or replacements thereof.

     "TERM PERIOD" means the period during the term of the Term Loan, commencing
      -----------
on the date hereof and ending on the Maturity Date.

     "UCC" means the Florida Uniform Commercial Code, Chapters 671 et seq.,
      ---                                                          -- ---
Florida Statutes, as amended from time to time.

     1.2    TERMS GENERALLY.  The definitions in Section 1.1 shall apply equally
            ---------------
to both the singular and plural forms of the terms defined. All references in this Loan Agreement to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Loan Agreement unless the context requires otherwise. All terms contained in this Loan Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided in the UCC to the extent the same are used or defined therein.

                                ARTICLE II LOAN
                                ---------------

     2.1    TERM LOAN.
            ---------

          2.1.1       AMOUNT; TERMS.  Upon the terms and provisions and subject
                      -------------
to the conditions contained in this Loan Agreement, Lender agrees to lend to Borrower on the date hereof the aggregate principal amount of the Term Loan, on the terms and conditions set forth herein. The Term Loan shall be evidenced by the Term Note, payable as provided in Section 2.7 and shall be secured by the Collateral pursuant to Section 3.1.

          2.1.2       NO REBORROWING.  The Term Loan shall not revolve and, upon
                      --------------
repayment of all or any part of the principal amount thereof, Borrower shall not be entitled to reborrow thereunder.

          2.1.3       USE OF PROCEEDS.  The proceeds of the Term Loan shall be
                      ---------------
used solely to enable Borrower to meet payroll obligations and other obligations to certain vendors whose continuing provision of goods and services is critical to the Borrower's operations.

     2.2    INTEREST ON THE NOTE.  The Note shall bear interest from the date
            --------------------
thereof on the unpaid principal balance thereof from time to time outstanding at the Interest Rate. From and after the Due Date, interest shall accrue on the unpaid principal balance of the Loan and on all accrued but unpaid interest thereon, at the Default Rate. Such interest shall continue to accrue until the date of payment in full of all principal and accrued but unpaid interest thereon and shall be due and payable on demand from time to time by Lender and upon the date of payment of the unpaid principal balance of the Loan or such defaulted payment.

     2.3    METHOD OF PREPAYMENT.  Borrower may at any time prepay all or any
            --------------------
part of the principal amount of the Loan outstanding. Each prepayment other than full payment shall be made on a Banking Day in immediately available funds. Any prepayment made by Borrower shall be applied first to accrued interest and then to the principal balance of the Loan.

     2.4    CALCULATION OF INTEREST/FEES.  Any interest or fees due on or with
            ----------------------------
respect to the Loan or any other Obligations shall be calculated on the basis of a year containing 360 days for the actual number of days elapsed. The interest due on any date for payment of interest hereunder shall be that interest to the extent accrued as of midnight on the last Day immediately prior to that interest payment date. Notwithstanding anything herein or in any Loan Document to the contrary, the sum of all interest and all other amounts deemed interest under Florida or other applicable law which may be collected by Lender hereunder shall not exceed the maximum lawful interest rate permitted by such law from time to time. Lender and Borrower intend and agree that under no circumstance shall Borrower be required to pay interest on the Loan or on any other Obligations at a rate in excess of the maximum interest rate permitted by applicable law from time to time, and in the event any such interest is received or charged by Lender in excess of that rate, Borrower shall be entitled to an immediate refund of any such excess interest by a credit to and payment toward the unpaid balance of the Loan (such credit to be considered to have been made at the time of the payment of the excess interest) with any excess interest not so credited to be immediately paid to Borrower by Lender.

     2.5    FEES.  Borrower shall pay to Lender a transaction fee in an amount
            ----
equal to the sum of Lender's attorneys' fees incident to the closing of the Loan, plus all costs and expenses involved in the closing of the Loan including, but not limited to, costs and expenses of Lender's attorneys (not to exceed $5,000.00).

     2.6    PLACE OF PAYMENT.  All payments by Borrower under the Loan Documents
            ----------------
shall be made to Lender at 601 South Harbour Island Boulevard, Suite 200, Tampa, Florida 33602, in Dollars and in immediately available funds.

     2.7    PAYMENT OF NOTE.  Borrower shall pay the Note together with interest
            ---------------
at the Interest Rate on the Maturity Date.

     2.8    APPLICATION OF PAYMENTS.  All payments made on the Note shall be
            -----------------------
applied first to interest accrued to the date of payment and next to the unpaid principal balance; provided, however, if an Event of Default occurs, payments shall be applied first to any reasonable costs or expenses, including reasonable attorneys fees, that Lender may incur in exercising its rights under the Loan Documents, as Lender may determine.

     2.9    PAYMENT OF OBLIGATIONS.  Any time any of the Obligations are due and
            ----------------------
payable under the Loan Documents (whether by acceleration or otherwise), Lender shall be entitled to immediate payment of such Obligations.

            ARTICLE III COLLATERAL AND GRANT OF SECURITY INTERESTS
            ------------------------------------------------------

     3.1    GRANT OF SECURITY INTEREST.  To secure payment and performance of
            --------------------------
all of the Obligations, Borrower hereby grants to Lender a continuing first priority Security Interest in and to all of Borrower's right, title and interest in and to all personal property of Borrower, whether now owned or existing or hereafter acquired, wherever now or hereafter located (all such property is hereinafter referred to collectively as the "Collateral"), including, but not limited to:

            (a)  All Accounts;

            (b)  All Inventory;

            (c)  All Equipment;

            (d)  All Documents;

            (e)  All Instruments;

            (f)  All Chattel Paper;

            (g) All General Intangibles, including without limitation intellectual property, franchise rights, trade names, patents, trademarks, and copyrights;

            (h) All cash and cash equivalents;

            (i) Any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies of or in the name of Borrower now or hereafter with Lender or any other financial institution and any and all property of every kind or description of or in the name of Borrower now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, or standing to Borrower's credit on the books of, Lender, any agent or bailee for Lender.

            (j) To the extent not encumbered above, all of the right, title and interest of Borrower in and to the goods or other property represented by or securing Accounts, Chattel Paper and Instruments;

            (k) All rights, remedies, title and interest in, to and in respect of the Collateral, including without limitation (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of Borrower as an unpaid vendor, lienor or secured party, including stoppage in transit, replevin, repossession and reclamation, and in and to any returned, repossessed or reclaimed goods, (iii) deposits by and property of Account Debtors or other Persons securing the obligations of Account Debtors and (iv) rights, remedies and payments arising from any legal proceedings initiated by Borrower;

            (l) All interests of Borrower in any leases;

            (m) All Records;

            (n) All products of and all replacements, substitutions, additions or accessions to or for any of the foregoing; and

            (o) All Proceeds of all of the foregoing.

     3.2    COLLATERAL COVENANTS.
            --------------------

          3.2.1  GENERAL.  (a)  The Collateral shall be and remain free and
                 -------
clear of all Liens whatsoever, other than the lien of a bank in Borrower's deposit accounts, as provided by Fla. Stat. (S)674.2101, as amended.

          (b) To the extent any of the Collateral is tangible personal property, Borrower shall cause to be maintained on the Collateral hazard insurance in an amount at least equal to the replacement cost thereof with an insurance company and on a form acceptable to Lender.,

          (c) Borrower shall defend the Collateral against the claims and demands of all Persons at any time claiming the same or any interest therein.

          (d) There is not now and shall not be filed in the future in any jurisdiction any financing statement listing any Person other than Lender as a secured party covering any or all of the Collateral.

          3.2.2       ACCOUNTS COVENANTS.
                      ------------------

          (a) At any time that an Event of Default exists or has occurred and is continuing, Lender shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with Account Debtors or grant any credits, discounts or allowances with respect thereto.

          (b) Lender shall have the right at any time any time that an Event of Default exists or has occurred and is continuing, in Lender's name or in the name of a nominee of Lender, (i) to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise, (ii) to endorse in Borrower's name and to collect any Chattel Paper, Instruments, checks, Note, drafts or other items of Payment tendered to or received by Lender in payment of any Account or other obligation owing to Borrower, (iii) to notify, either in Lender's name or Borrower's name, and/or to require Borrower to notify, any Account Debtor or other Person obligated under or in respect of any Collateral of the fact of the Security Interest and of the collateral assignment thereof to Lender, and (iv) to direct, either in Lender's name or Borrower's name, and/or to require Borrower to direct, any Account Debtor or other Person obligated under or in respect of any Collateral, to make payment directly to Lender of any amounts due or to become due thereunder or with respect thereto.

          (c)  Lender may, at any time or times on or after an Event of Default,
(i) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the Account Debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (ii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iii) take whatever other action Lender may deem necessary or desirable for the protection of its interest. At any time on or after an Event of Default, at Lender's request, all invoices and statements sent to any Account Debtor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and Borrower shall deliver to Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may require.

          3.2.3       EQUIPMENT COVENANTS.  Borrower shall not remove any
                      -------------------
Equipment from a

Place of Business, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Borrower or to move Equipment directly from one Place of Business to another Place of Business.

          3.2.4       POWER OF ATTORNEY.  Borrower hereby irrevocably designates
                      -----------------
and appoints Lender (and all persons designated by Lender) as Borrower's true and lawful attorney-in-fact, and authorizes Lender, in Borrower's or Lender's name, to: (a) at any time on or after an Event of Default (i) demand payment on Accounts or other proceeds of Inventory or other Collateral, (ii) enforce payment of Accounts by legal proceedings or otherwise, (iii) exercise all of Borrower's rights and remedies to collect any Account or other Collateral, (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Lender deems advisable, (v) settle, adjust, compromise, extend or renew an Accounts, (vi) discharge and release any Account, (vii) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against an Account Debtor, (viii) notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Lender, and open and dispose of all mail addressed to Borrower, (ix) do all acts and things which are necessary, in Lender's determination, to fulfill Borrower's obligations under this Loan Agreement and the other Loan Documents (x) take control in any manner of any item of payment or proceeds thereof, (xi) have access to any lockbox or postal box into which Borrower's mail is deposited,
(xii) endorse Borrower's name upon any items of payment or proceeds thereof and deposit the same in the Lender's account for application to the Obligations,
(xv) endorse Borrower's name upon any Chattel Paper, Document, Instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral, (x) sign Borrower's name on any verification of Accounts and notice thereof to Account Debtors and (b) at any time to execute in Borrower's name and file any UCC financing statements or amendments thereto. Borrower hereby releases Lender and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Lender's own gross negligence or wilful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction. This power of attorney, being coupled with an interest, is irrevocable until either: (i) all of the Obligations are paid and performed in full, or (ii) this Loan Agreement is terminated, whichever shall last occur. Borrower expressly waives presentment, demand, notice of dishonor and protest of all instruments and any other notice to which it might it otherwise be entitled.

          3.2.5       LENDER'S RIGHT TO CURE.  Lender may, at its option, (a)
                      ----------------------
cure any default by Borrower under any agreement with a third party or pay or bond on appeal any judgment entered against Borrower, (b) discharge taxes or Liens at any time levied on or existing with respect to the Collateral and (c) pay any amount, incur any reasonable expense or perform any act which, in Lender's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge Borrower's account therefor, such amounts to be repayable by Borrower on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower.
Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

          3.2.6       ACCESS TO PREMISES.  From time to time as requested by
                      ------------------
Lender, at the cost and expense of Borrower (a) Lender or its designee shall have complete access to all of Borrower's premises during normal business hours and after notice to Borrower, or at any time and without notice to Borrower on or after an Event of Default, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrower's books and records related thereto; and (b) Borrower shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may reasonably request; and (c) use during normal business hours such of Borrower's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing.

     ARTICLE IV CONDITIONS PRECEDENT.  The obligation of Lender to disburse the
     -------------------------------
proceeds of the Term Loan to Borrower is subject to the condition precedent that: Lender shall have received all of the following, all in form and substance satisfactory to Lender:

     4.1    LOAN DOCUMENTS.  Each of the Loan Documents fully executed by
            --------------
each of the parties thereto, and the Loan and all Loan Documents shall constitute valid and binding obligations of Borrower, enforceable against Borrower, and all its successors and assigns, including any bankruptcy trustee or examiner, in accordance with their terms. The Security Interest will be a valid, enforceable, perfected (to the extent capable of perfection by filing), unavoidable first priority security interest, in all personal property of Borrower.

     4.2    RESOLUTIONS.  Certified Resolutions of the Board of Directors of
            -----------
Borrower authorizing the execution and delivery of this Loan Agreement and the other Loan Documents as well as performance by Borrower hereunder and under the other Loan Documents, shall be delivered to Lender.

     4.3    CERTIFICATE OF INCUMBENCY.  A Certificate of Incumbency showing the
            -------------------------
names and offices of the officers of Borrower authorized to execute this Loan Agreement and the other Loan Documents as well as of each Person identified as an Authorized Officer, shall be delivered to Lender.

     4.4    UCC SEARCHES.  UCC search results demonstrating to Lender's
            ------------
satisfaction that Lender is being granted a first priority security interest in and lien on the Collateral and other personal property securing the Obligations shall be delivered to Lender.

                   ARTICLE V REPRESENTATIONS AND WARRANTIES
                   ----------------------------------------

     Borrower represents and warrants to Lender as follows:

     5.1    CORPORATE EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE;
            ------------------------------------------------------------
INVENTORY AND EQUIPMENT LOCATIONS.  Borrower is a corporation duly incorporated,
---------------------------------
validly existing and in good standing under the laws of the State of Nevada. Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its corporate existence, Borrower has done business solely under the names of FinancialWeb.com, Inc. and Axxess, Inc. The chief executive office and principal place of business of Borrower is located at 201 Park Place, Suite 321, Altamonte Springs, FL 32701, and all Records are kept at that location. All Inventory and Equipment is located at that location or at one of the other Places of Business.

     5.2    AUTHORIZATION OF LOAN, ETC.  The execution, delivery and performance
            ---------------------------
of the Loan Documents by Borrower (a) have been duly authorized by all requisite corporate action (no shareholder action being required pursuant to applicable law).

     5.3    TITLE TO ASSETS.  Except for the Security Interest granted to Lender
            ---------------
hereunder, Borrower has good and marketable title to all of its property and assets free and clear of all other Liens.

     5.4    LEGAL AGREEMENTS.  This Loan Agreement and the other Loan Documents,
            ----------------
upon execution by the respective parties, will constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

     5.5    PATENTS; LICENSES; INTELLECTUAL PROPERTY.  Borrower owns or has
            ----------------------------------------
sufficient rights to use in all patents, trademarks, trade names, copyrights, and other intellectual property necessary to own and operate its business as heretofore operated by it without conflict with the rights of other Persons.

     5.6    PLACES OF BUSINESS; INVENTORY LOCATIONS.  Set forth on Schedule 5.6
            ---------------------------------------                ------------
is a complete and accurate list of the addresses of each Place of Business.

     5.7    STATEMENTS.  All statements, written or oral, which Borrower has
            ----------
made or provided to Lender in connection with any Loan Document (except to the extent that any such statements constitute projections), taken as a whole, contain no untrue statement of a material fact.

                             ARTICLE VI COVENANTS
                             --------------------

     Borrower covenants, for so long as any of the principal amount of or interest on the Note is outstanding and unpaid or any duty or obligation of the Borrower hereunder or under any of the other Obligations remains unpaid or unperformed as follows:

     6.1    AFFIRMATIVE COVENANTS.  Borrower shall, at its cost and expense,
            ---------------------
execute, acknowledge and deliver and cause to be executed, acknowledged and delivered, to Lender all financing statements, security agreements, assumptions and continuance statements, and take all such other action as Lender may from time to time request for the purpose of further assuring to Lender the security for the Obligations provided for, or intended to be provided for, in this Loan Agreement and the other Loan Documents and to confirm the Obligations. Further, to the extent Borrower acquires from time to time any additional property within the definition of the term "Collateral," Borrower shall upon demand execute and delivery to Lender such documents as are necessary to grant to Lender a valid and perfected first priority security interest in such property, except for the lien of a bank in Borrower's deposit accounts as provided by Fla. Stat
(S)674.2101, as amended.

     6.2    NEGATIVE COVENANTS.
            ------------------

            6.2.1     SALE OF ASSETS.  Borrower shall not sell, lease, assign,
                      --------------
transfer, or otherwise dispose of all or a substantial part of its assets (whether in one transaction or in a series of transactions) to any Person unless the Obligations shall be paid in full.

            6.2.2     DIVIDENDS; CAPITAL STOCK.  Borrower shall not declare or
                      ------------------------
pay, directly or indirectly, any dividends or make any other distribution or payment, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock), or set apart any sum for the aforesaid purposes.

            6.2.3     CONSOLIDATION AND MERGER; ASSET ACQUISITION.  Borrower
                      -------------------------------------------
shall not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

            6.2.4     PRINCIPAL PLACE OF BUSINESS; NAME.  Borrower shall not
                      ---------------------------------
transfer its Principal Place of Business, or move, relocate, close, or sell any other Place of Business. Borrower shall not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. Borrower shall not change its name.

            6.2.5     SALARIES.  Borrower shall not pay excessive or
                      --------
unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees, or other compensation of any director, officer, or consultant, or any member of their families.

            6.2.6     CHANGE IN MANAGEMENT.  Borrower shall not replace or
                      --------------------
terminate any officer of Borrower without prior notice to and consent of Lender.

            6.2.7     NO DISTRIBUTION.  Except compensation and benefits (e.g.,
                      ---------------
medical and retirement) and expense reimbursements paid in the ordinary course of business, Borrower shall not make payments of indebtedness or other distributions to officers or shareholders.

              ARTICLE VII EVENTS OF DEFAULT; RIGHTS AND REMEDIES
               -------------------------------------------------

     7.1    EVENTS OF DEFAULT.  The occurrence of any of the following events
            -----------------
shall constitute an "Event of Default":

            7.1.1       MONETARY DEFAULT.  If Borrower shall default in any
                        ----------------
payment of (i) the principal of or interest on the Loan or (ii) any of the other Obligations (after three (3) days' written notice) on the Due Date thereof, whether at maturity, by acceleration or otherwise; or

            7.1.2     NON-MONETARY DEFAULT.  If Borrower shall default in the
                      --------------------
performance of or compliance with any term or covenant contained in this Loan Agreement, other than a term or covenant a default in the performance of which or non-compliance with which is elsewhere specifically dealt with under this
Article VII; or

            7.1.3     INVALIDITY ASSERTION.  If Borrower in any pleading filed
                      --------------------
in any court asserts that any material provision in any of the Loan Documents is invalid or not binding on Borrower; or

            7.1.4     TERMINATION, ETC. OF SECURITY INTEREST.  Except for the
                      --------------------------------------
termination of the Security Interest upon payment and performance in full of all of the Obligations as provided herein, if the Security Interest shall terminate or otherwise cease for any reason to be in full force and effect.

     7.2    RIGHTS AND REMEDIES.  Upon the occurrence of an Event of Default,
            -------------------
and at any time thereafter during the continuance of such event, Lender may take any or all of the following actions, at the same or different times, all of which are cumulative and nonexclusive:

            (a) declare the Obligations to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived, anything in this Loan Agreement to the contrary notwithstanding;

            (b) request Borrower to assemble at its expense the Collateral and make it available to Lender at a convenient place acceptable to Lender and, upon making of said request, Borrower shall promptly comply with said request;

            (c) give notice to and make demand upon all Account Debtors to make payments directly to Lender on all Accounts;

            (d) seize and take possession of the Collateral and dispose of same under the UCC or otherwise (or to have a receiver appointed for such purpose) and, in such case, if any notice is required under applicable law the giving of five (5) Banking Days written notice to Borrower at its address set forth herein shall constitute reasonable notice to Borrower; provided, however, Lender shall not by virtue of this Loan Agreement be obligated to give any such notice to Borrower, and Borrower expressly authorizes Lender to enter upon all property owned by Borrower for the purpose of taking into custody and seizing any and all of the Collateral;

            (e) exercise any and all rights or remedies contained in this Loan Agreement or any Loan Document; and

            (f) exercise any and all rights and remedies available to Lender under the UCC and any other applicable law.

     7.3    APPLICATION OF PROCEEDS ON DEFAULT.  Upon the occurrence of an Event
            ----------------------------------
of Default, all Proceeds shall be applied to the outstanding Obligations, at the Lender's sole and absolute discretion, without any marshalling of assets (i) first to the expenses of retaking and preparing the Collateral for sale, including expenses of sale, (ii) next to other costs and attorneys' fees incurred by Lender in exercising its rights under this Loan Agreement or any of the other Loan Documents, and (iii) next to the payment of interest, fees and principal due on the Obligations, in such order as Lender may determine. Should any deficiency result after disposition of the Collateral, Borrower shall remain liable for any deficiency. Any amounts remaining after such payment in full shall be remitted to Borrower.

     7.4    FINANCING STATEMENTS; DIRECT PAYMENTS; CONFIRMATION OF ACCOUNTS AND
            -------------------------------------------------------------------
AUDIT RIGHTS.  Borrower hereby authorizes Lender to file UCC financing
------------
statements and any amendments thereto or continuations thereof and any other appropriate security documents or instruments and to give any notices necessary or desirable to perfect the Security Interest, in all cases without the signatures of Borrower or with the signature by Lender as attorney-in-fact for Borrower. Lender will provide Borrower with notice simultaneously with any such filings made or notices given by Lender; however, failure by Lender to provide such notice to Borrower shall not affect the validity of such filings or notices. Borrower further authorizes Lender upon the occurrence of an Event of Default, to notify any Account Debtors that all sums payable to Borrower, relating to the Collateral shall be paid directly to Lender and to confirm with any Account Debtors the amounts payable by them to Borrower with regard to the Collateral.

                          ARTICLE VIII MISCELLANEOUS
                          --------------------------

     8.1    WAIVER AND AMENDMENT.  No provision of this Loan Agreement or any
            --------------------
Loan Document or writing contemplated hereby can be waived, modified, amended, abridged, supplemented or terminated, except by a writing executed by Lender.
No delay or failure by Lender to exercise any right or remedy shall be a waiver thereof, nor shall any single or partial exercise by Lender of any right or remedy preclude any other exercise thereof or the exercise of any other right or remedy. All rights and remedies of Lender under this Loan Agreement and any other writing are cumulative and not exclusive.

     8.2    COSTS AND EXPENSES. Borrower shall pay, or shall reimburse Lender
            ------------------
for, and shall indemnify and save Lender harmless against liability for the payment of all reasonable legal fees and expenses (whether incurred at trial, on rehearing, retrial or appeal, in any bankruptcy proceeding or otherwise) of counsel to Lender, in connection with enforcement of this Loan Agreement, the Note or any of the other Loan Documents, provided Lender is the prevailing party.

     8.3    ADDRESSES.  All notices, requests, demands and other communications
            ---------
provided for under this Loan Agreement and the writings contemplated by this Loan Agreement shall be in writing and shall be delivered in person, deposited in the mail postage prepaid, via overnight courier or by facsimile addressed as follows:

     If to Borrower:
     --------------

            FinancialWeb.Com, Inc.
            144 Gould Street
            Suite 202
            Needham, MA 02494
            Fax No. (781) 453-9650

            Attention:  Kevin Leininger, CEO

     With a copy to:
     --------------

            John Monaghan, Esq.
            Holland & Knight, LLP
            One Beacon Street
            Boston, MA 02108
            Fax No. (617) 523-6850

     If to Lender:
     ------------

            Financial Resources, L.C.
            601 South Harbour Island Boulevard
            Suite 200
            Tampa, Florida  33602
            Fax No. (813) 262-2407

            Attention:  Frank Musolino

     With a copy to:
     --------------

            Geoffrey Todd Hodges, Esquire
            601 South Harbour Island Boulevard
            Suite 200
            Tampa, Florida  33602
            Fax No. (813) 262-2366

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be effective when actually delivered, deposited in the mail or with overnight courier service or faxed.

     8.4    BINDING EFFECT AND ASSIGNMENT.  This Loan Agreement and the other
            -----------------------------
writings contemplated by this Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns including, but not limited to, any bankruptcy trustees or examiners, except that Borrower shall have no right to assign any of its rights hereunder or thereunder or any interest herein or therein without the prior written consent of Lender. If any provision or application of this Loan Agreement, the Note or any other writing contemplated hereby is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect the other provisions or applications which can be given effect, and this Loan Agreement and such writings shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or therein or prescribed hereby or thereby.

     8.5    NO THIRD PARTY BENEFICIARIES. The parties intend that this Loan
            ----------------------------
Agreement is solely for their benefit and no Person not a party hereto shall have any rights or privileges under this Loan Agreement whatsoever either as a third party beneficiary or otherwise.

     8.6    PRIOR AGREEMENTS.  This Loan Agreement represents the entire
            ----------------
agreement of the parties with regard to the subject matter hereof and the terms of any letters and other documentation entered into between Borrower and Lender prior to the execution of this Loan Agreement which relate to Advances shall be replaced by the terms of this Loan Agreement.

     8.7    TERM.  This Loan Agreement and the rights and privileges granted
            ----
hereunder to Lender, including without limitation, the Security Interest, shall continue and remain in full force and effect until all of the Obligations have been paid and performed in full. At such time as each of the foregoing conditions has been met, Lender shall execute a termination statement in regard to any Financing Statement filed by Lender. Until each of the conditions set forth above regarding the term of this Loan Agreement has been met, the Security Interest shall continue to secure all of the Obligations.

     8.8    SURVIVAL OF AGREEMENT, REPRESENTATIONS AND WARRANTIES, ETC.  All
            ----------------------------------------------------------
warranties, representations and covenants made herein by Borrower or in any certificate or other instrument delivered by it or on its behalf in connection with this Loan Agreement shall be considered to have been relied upon by Lender and shall survive and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid. All statements in any such certificate or other instrument shall constitute representations and warranties by Borrower.

     8.9    HEADINGS.  Article and Section headings in this Loan Agreement are
            --------
for convenience of reference only, and shall not constitute a part of this Loan Agreement for any other purpose or a limitation of the scope of the particular Articles or Sections to which they refer.

     8.10   SEVERABILITY.  Any provision of this Loan Agreement which is
            ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.11   EXECUTION IN COUNTERPARTS.  This Loan Agreement may be executed in
            -------------------------
any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

     8.12   TIME OF THE ESSENCE.  Time is of the essence of this Loan
            -------------------
Agreement, the Note and the other Loan Documents.

     8.13   PROHIBITION ON DIP FUNDING.  Lender and Borrower have agreed on
            --------------------------
the essential terms of a Debtor-in-possession funding for Borrower, which is anticipated to be in the amount of four million Dollars ($4,000,000.00). Unless Lender and Borrower are unable to obtain Bankruptcy Court approval of the Debtor-in-possession funding for Borrower, Borrower agrees that it will not seek Debtor-in-possession financing from any other source, nor will it solicit the approval of the Bankruptcy Court for any alternative Debtor-in-possession financing. The parties acknowledge that this Loan would not be made in the absence of this covenant.

     8.14   CONSTRUCTION OF AGREEMENT.  If in the event it is ever necessary to
            -------------------------
construe this Loan Agreement, it will be construed without giving any effect as to which party drafted this Loan Agreement, the parties having agreed that each party, with the benefit of counsel, has reviewed and participated in the preparation of this Loan Agreement.

     8.15   GOVERNING LAW.  This Loan Agreement and the other loan Documents
            -------------
shall be governed by and construed in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties have executed this Loan Agreement on the date first above written.
                             FINANCIALWEB.COM, INC.

                             By:_____________________________
                                Kevin Leininger, CEO

                             FINANCIAL RESOURCES, L.C.

                             By:_____________________________
                                Geoffrey Todd Hodges, Manager

TERM NOTE
---------


DATE OF NOTE:                 __________  ___, 2000

PRINCIPAL AMOUNT:             $__________

TERM PERIOD:                  As defined and set forth in the Loan Agreement
                              referred to below.

MATURITY DATE:                As defined and set forth in the Loan Agreement
                              referred to below.

INTEREST RATE:                A variable rate of interest equal to the Prime
                              Rate (as defined in the Loan Agreement referred to below) plus 3%

MAKER:                        FinancialWeb.Com, Inc.

MAKER'S ADDRESS:              201 Park Place, Suite 321
                              Altamonte Springs, FL 32701

PAYEE:                        Financial Resources, L.C.

PAYEE'S ADDRESS:              601 South Harbour Island Boulevard
                                Suite 200
                                Tampa, Florida  33602


  FOR VALUE RECEIVED, the undersigned (the "Maker") does hereby covenant and promise to pay to the order of the Payee or to its successors and assigns, at the Payee's Address or at such other place as the Payee may designate to the Maker in writing from time to time, in legal tender of the United States, the Principal Amount, as advanced by the Payee on the date hereof pursuant to that certain Loan and Security Agreement of even date herewith between the Maker and the Payee (together with any amendments, modifications, supplements or restatements thereof, the "Loan Agreement," the capitalized terms used herein and not otherwise defined herein having the meanings given to such terms in said Loan Agreement), together with interest from the date hereof computed at the Interest Rate on the unpaid balance of the Principal Amount at the times and in the amounts set forth herein.

  1.  REQUIRED PAYMENTS.  During the term hereof, principal and all accrued
      -----------------
interest will be paid on the Maturity Date, as defined in the Loan Agreement

  2.  DEFAULT.  The occurrence of any Event of Default under the Loan Agreement
      -------
as referenced above shall constitute a condition of default under this Note:

  3.  COSTS OF COLLECTION.  The Maker agrees that it shall pay all costs,
      -------------------
expenses and
reasonable attorneys' fees, incurred by the Payee in connection with the collection of this Note, including fees and costs incurred in arbitration, litigation, and appeals. The Maker specifically agrees that in the event of any bankruptcy of the Maker, the Payee shall be entitled to recover all its expenses and reasonable attorneys' fees incurred by the Payee in connection with the collection of this Note in any bankruptcy proceeding.

  4.  INTEREST/DEFAULT INTEREST, ETC.  Interest under this Note is computed on
      ------------------------------
the basis of a 360 day year for the actual number of days elapsed. This Note and all sums due hereunder shall bear interest at the Default Rate from the date when any payment of the principal and accrued interest under this Note shall be due and payable. Notwithstanding any term, condition, obligation or provision herein to the contrary, it is the expressed intent of the Payee that no interest, consideration or charge in excess of that permitted in the State of Florida may be accrued, charged or taken or become payable hereunder. In the event it is hereafter determined that the Payee of this Note has taken, charged or reserved interest in excess of that permitted under Florida law, whether due to prepayment, acceleration or otherwise, such excess shall be refunded to the Maker or credited against the sums due the Payee hereunder.

  5.  COLLATERAL.  This Note is secured, inter alia, by the Collateral.  The
      ----------                         ----- ----
Payee shall not be obligated to enforce payment hereof out of any collateral securing this Note. Upon default, the Payee shall have all rights and remedies provided in the Loan Agreement.

  6.  AMENDMENTS TO NOTE.  This Note may not be changed orally, but only by an
      ------------------
agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

  7.  WAIVER OF PRESENTMENT, ETC. Maker hereby waives presentment for payment,
      --------------------------
demand, protest, notice of protest and notice of dishonor.

  8.  LAW GOVERNING.  The provisions of this Note shall be construed and
      -------------
interpreted in accordance with, and all rights and obligations of the parties hereunder governed by, the laws of the State of Florida.

  9.  PREPAYMENT.  This Note may be prepaid in whole or in part as set forth in
      ----------
the Loan Agreement.
                                       MAKER:

                                       FINANCIALWEB.COM, INC.


                                       By:___________________________
                                       Name:  Kevin Leininger, CEO

                                               (CORPORATE SEAL)